Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
FEBRUARY, 1999



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          5.1870%



        Excess Protection Level
          3 Month Average  5.80%
          February, 1999  6.02%
          January, 1999  5.41%
          December, 1998  5.97%


        Cash Yield                                  17.82%


        Investor Charge Offs                        5.13%


        Base Rate                                   6.68%


        Over 35 Day Delinquency                     5.38%


        Seller's Interest                           9.80%


        Total Payment Rate                          13.67%


        Total Principal Balance                     $ 40,800,539,305.60


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 3,998,619,787.11